Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk. (the “Company”) on Form 20-F for the year ending December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alex J. Sinaga, President Director, (Chief Executive Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002  and shall not be deemed filed with the Securities and Exchange Commission by the Company as part of the Report or as a separate disclosure document.

Jakarta, April  9, 2018

By:	/s/ Alex J. Sinaga
Alex J. Sinaga
President Director / Chief Executive Officer